KBW COMMUNITY BANK INVESTOR CONFERENCE

PETER F. BENOIST, PRESIDENT & CEO
FRANK H. SANFILIPPO, EVP & CFO

ENTERPRISE FINANCIAL

FORWARD LOOKING STATEMENT

Some of the information in this presentation contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

COMPANY PROFILE

- $2.9 Billion in Total Assets, $1.6 Billion in Assets Under Administration
- Strong Fundamental Performance Metrics [(1)]:
  - 94% core deposit funded
  - 4.95% NIRM
  - 48% efficiency ratio
  - 56% C&I and owner occupied CRE loans
- Successful Business Model
  - Focus on private businesses & owner families
  - Attracting top talent in markets
  - Product breadth – Banking, Trust & Wealth Management, Treasury Management, Niche Market Expertise
  - Strong client satisfaction & market image

[(1)] Financial Data as of 6/30/11

Note: Core deposits exclude brokered CDs and include reciprocal CDARS certificates of deposit

INVESTMENT HIGHLIGHTS

- Experienced and Knowledgeable Management Team
  - Peter Benoist, CEO of Enterprise Financial, has over 30 years of public company banking experience as an officer and director
  - Stephen P. Marsh, Chairman and CEO of Enterprise Bank & Trust, has 30 years of overall banking experience
  - Joe Gazzoli, CEO of Enterprise Trust, has 25 years of trust and wealth management experience
- Favorable Market Demographics
  - St. Louis and Kansas City market areas offer a wealth of private businesses and high net worth individuals
  - Attractive long term growth potential in Phoenix market
- Appetite for Strategic and Disciplined Growth
  - 3 FDIC assisted transactions completed since December 2009
  - Key Talent Acquisitions in all 3 Markets
- Improving Asset Quality Trends
  - NPAs/Assets of 2.18% at June 30, 2011
  - Reserves/NPLs of 98%; Reserves/Loans of 2.1%
- Capital Raising Activity Continues to Supplement the Franchise
  - Raised $25 MM in convertible trust preferred securities in December 2008
  - Raised $15 MM in common equity via private placement offering in January 2010
  - Raised $35 MM in common equity via public offering in May 2011

ENTERPRISE VALUE PROPOSITION:
SEAMLESSLY BLEND BANKING AND WEALTH MANAGEMENT

Enterprise Bank
$2.9 Billion in
Banking Assets



Enterprise University
Financial & Estate Planning
Tax Credit Brokerage
Treasury Management
Private Businesses & Owner Families
Business & Succession Planning
Personal & Private Banking
Trust Administration
Commercial Banking
Investment Management

Enterprise Trust
$1.6 Billion in
Assets Under Administration

ENTERPRISE BUSINESS MODEL PREFERRED OVER LEADING NATIONAL & REGIONAL COMPETITORS



% Of Clients Who Rate Their Satisfaction as "Exceptional"
80%
70%
60%
50%
40%
30%
20%
10%
0%
41%
48%
47%
64%
56%
70%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
Regional Bank E
EFSC

Source: Greenwich Research Associates 2010; Businesses with $1 – 50 million in assets located in St. Louis

MARKET PROFILES



St. Louis MSA

- 2.8 million population; 18th largest metro area
- Diversified, stable economy with significant manufacturing, plant and medical services and financial services sectors
- Nation's 2nd largest inland port, 3rd largest rail center
- More than 70,000 private businesses, 53,000 millionaire households
- Moderate unemployment (8.6%), office vacancy (17.5%) versus national averages



Kansas City MSA

- 2.0 million population; 29th largest metro area
- Another stable, diversified economy with major transportation, animal & human medical sciences, manufacturing and communications segments
- Nation's 2nd largest rail center
- More than 50,000 private businesses, 38,000 millionaire households
- Moderate unemployment (8.4%), office vacancy (16.6%) versus national average



Phoenix MSA

- 4.2 million population; 14th largest metro area
- Attractive long term growth potential
- Almost 90,000 private businesses, 79,000 millionaire households
- May unemployment rate 8.0%, down from 9.6% peak
- Significant manufacturing, electronics, tourism, professional services and retail industries

Sources: 2010 Census, 2009 Census County Business Patterns (most recent available). CB Richard Ellis (1Q 2011).
2010 Phoenix Marketing International, US Bureau of Labor Statistics (May 2011)

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

ST. LOUIS MARKET OPPORTUNITIES



St Peters
St Charles
Florissant
Hazelwood
Ferguson
Maryland Heights
Creve Coeur
Chesterfield
Ladue
Clayton
St. Louis
Webster Groves
Kirkwood
Ballwin
Manchester
Affton

Announced June 2011 – subject to regulatory approval

Bank	Deposits ($000)	Share
1. US Bank (MN)	11,478,992	16.14%
2. Bank of America (NC)	8,542,445	12.01%
3. Commerce Bank (MO)	4,567,336	6.42%
4. Southwest Bank, M&I (WI)	4,339,959	6.10%
5. Regions Bank (AL)	3,161,860	4.45%
6. First Bank (MO)	2,153,696	3.03%
7. PNC (PA)	2,064,859	2.90%
8. Enterprise Bank & Trust (MO)	1,302,704	1.83%
9. Bank of Edwardsville (IL)	1,172,352	1.65%
10. Pulaski Bank (MO)	1,151,005	1.62%

Source: FDIC June 2010

- Largest publicly held bank based in St. Louis
- $1.2 billion loans in four locations (June 2011)
- Fragmented market: Top 3 banks control only 35% share of deposits; ripe for consolidation

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

KANSAS CITY MARKET OPPORTUNITIES


Lansing
Gladstone
Liberty
Kansas City
Independence
Bonner Springs
Roeland Park
Shawnee
Mission
Raytown
Overland Park
Lenexa
Lees Summit
Olathe
Grandview

Bank	Deposits ($000)	Share
1. Commerce Bank (MO)	4,921,127	11.64%
2. UMB (MO)	4,676,120	11.07%
3. Bank of America (NC)	4,276,096	10.12%
4. Bank Midwest (MO)	2,245,622	5.31%
5. US Bank (MN)	2,083,383	4.93%
6. Capital Federal Savings (KS)	1,864,939	4.41%
7. Hillcrest Bank (KS)	1,199,045	2.84%
8. FNB Olathe (KS)	797,362	1.89%
9. Metcalf Bank (KS)	779,878	1.85%
10. Country Club Bank (KS)	779,373	1.84%
18. Enterprise Bank & Trust (MO)	511,175	1.21%

Source: FDIC June 2010

- $541 million loans in 7 locations (June 2011)
- Another fragmented market. Top 3 banks control only 33% share of deposits
- Significant market disruption: acquisitions and bank failures

ARIZONA MARKET OPPORTUNITIES



Sun City West
Surprise
El Mirage
Sun City
Peoria
Glendale
Litchfield Park
Avondale
Tolleson
Phoenix
Paradise Valley
Scottsdale
Tempe
Mesa
McDowell Mountains
Salt River Pima-Maricopa Indian Com
Guadalupe

Bank	Deposits ($000)	Share
1. Wells Fargo (CA)	15,886,656	25.14%
2. JP Morgan (NY)	14,248,363	22.55%
3. Bank of America (NC)	13,870,355	21.95%
4. Mutual of Omaha (NB)	2,191,437	3.47%
5. M&I Bank (WI)	2,138,570	3.38%
6. Compass Bank (AL)	1,495,446	2.37%
7. NB of Arizona (AZ)	1,299,769	2.06%
8. NY Community Bank (NY)	1,285,553	2.03%
9. Meridian Bank (AZ)	1,156,479	1.83%
10. Alliance Bank (AZ)	840,413	1.33%
26. Enterprise Bank & Trust (MO)	511,175	1.21%

Source: FDIC June 2010

- $342 million assets and $154 million deposits in 4 locations (June 2011)
- Highly concentrated market. Top three banks control 70% share of deposits. Opportunity to capture share from banks that underserve private business
- Established platform by successfully bidding on three FDIC transactions

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

FDIC ASSISTED DEALS - ARIZONA

Valley Capital Bank, December 2009

Loans/ORE/Other Assets	$44 MM
Deposits	$43 MM
80/95% Loss Share	

Home National Bank, Asset Purchase, July 2010

Loans/ORE/Other Assets	$256 MM
80% Loss Share	

Legacy Bank, January 2011

Loans/ORE/Other Assets	$132 MM
Deposits	$114 MM
Trust Assets	$ 69 MM
2 Locations	
VAI Offered & Exercised	
80% Loss Share	

- Valley Capital & HNB contributed $13 MM to EFSC PTP in 2010
- Accretable yield for purchased loans at 6/30/11 - $45 MM

PROFITABILITY & GROWTH

ENTERPRISE FINANCIAL

STRONG CORE DEPOSIT GROWTH & FAVORABLE MIX



In Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
238
130
620
536
236
294
199
687
541
101
473
212
960
618
147
Q2 2009
Q2 2010
Q2 2011
Brokered CD
CD
MMA & Savings
IB Transaction
DDA

- Core deposits have increased from 87% to 94% of total deposits over past 2 years
- DDA has increased from 14% to 20% of total deposits over past 2 years
- Two year deposit CAGR 17%

ENTERPRISE FINANCIAL

C&I PLUS OWNER OCCUPIED CRE LOANS COMPRISE 56% OF THE PORTFOLIO



Consumer & Other, 0.7%
Commercial & Industrial, 37.7%
Commercial RE - Owner Occupied, 18.3%
Commercial RE - Investor Owned, 24.9%
Construction LAD, 8.7%
Residential RE, 9.7%

Excluding portfolio loans covered under FDIC Loss Share - $180.3 MM

ROBUST ORGANIC C&I LOAN GROWTH



In Millions
$700
$600
$500
$400
$300
$200
$100
$0
$545
$592
$594
$613
$688
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011

- C&I Loans Increased 26% in Past Year
- C&I Loans Increased from 29% of Portfolio in 2009 to 38% * in 2011

*Excluding Covered Loans

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

NICHE MARKETS

- Enterprise Value Lending
  - M&A related lending, partnering with PE and VC firms, approximately $45 million in loans outstanding
  - Established new $10 million mezzanine debt fund in 2010
- Tax Credit Related Lending
  - Awarded $35 million in US Treasury New Market Tax Credits
  - Over $100 million in Missouri State Affordable Housing and Federal New Market Tax Credits leveraged loans outstanding
- Life Insurance Premium Financing
  - More than $131 million in loan commitments

SOLID CAPITAL POSITION


Tier 1 Risk Based Capital Ratio (%)
14.00
12.00
10.00
8.00
6.00
4.00
9.33
8.89
10.67
11.97
14.55
2007
2008
2009
2010
2011 Q2


Tier 1 Common Capital Ratio (%)
10.00
9.00
8.00
7.00
6.00
5.00
4.00
6.21
6.24
6.40
7.37
9.30
2007
2008
2009
2010
2011 Q2

MARGIN TREND



8.00
7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
5.62
6.34
7.08
6.59
7.45
Loan Yield
5.56
5.49
5.45
5.49
5.44
Loan Yield
(not covered)
3.46
4.31
4.70
4.19
4.95
NIRM
1.44
1.24
1.21
1.16
1.12
Cost of IB
Deposits

- Cost of deposits has declined 32 basis points over past four quarters
- Non-covered loan yields have held fairly steady
- Covered loan yields have had significant impact on NIRM

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

FEE INCOME

6/30/11 YTD Fee Income = $10.1

In millions



Tax Credit Brokerage 1.1
Sale of Securities 0.7
Wealth Mgmt. 3.3
Sale of Real Estate 0.5
Service Charges 3.0
Other 1.5

Fee Income Components
(In thousands)

	6/30/11 YTD	6/30/10 YTD
Wealth Mgmt. Revenue	$ 3,341	$ 2,599
Service Charges on Deposits	2,331	2,386
Other Charges and Fee Income	641	515
Sale of Other Real Estate	522	290
State Tax Credit Brokerage, Net	1,142	1,369
Sale of Securities	680	1,082
Miscellaneous Income	1,432	856
Total Noninterest Income	$ 10,089	$ 9,097

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

CORE EARNINGS TRENDS [1]


24.0
20.0
16.0
12.0
8.0
4.0
0.0
$9.7
$16.4
$13.6
$14.1
$21.2
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

Note: Dollars in Millions

[1] Core earnings = Pre-tax income from continuing operations excluding provision for loan losses, security gains and ORE sales and fair value writedowns

MANAGED CREDIT RISK

ENTERPRISE FINANCIAL

FAVORABLE ASSET QUALITY TRENDS



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
NPAs / Assets (%)
112%
3.19%
3.12%
3.18%
92%
98%
98%
2.60%
79%
97%
90%
2.59%
2.48%
2.18%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Reserves / NPLs (%)
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1 '11
Q2 '11
NPAs / Assets (%) (1)
Reserves / NPLs (%)

- NPAs have declined from 3.18% to 2.18% over past four quarters
- Nonperforming coverage ratios have consistently hovered around 100%
- 51% of $43 million in ORE at 6/30/11 is covered under FDIC Loss Share
- Sold $25 million in ORE in past year at $311,000 gain

(1) Excluding covered assets

NON PERFORMING LOANS & LOSS COMPOSITION

Nonperforming Loans by Category

Dollars in Millions
June 30, 2011

Category	Portfolio	Non Performing	%
Construction/LAD	$ 158.1	$ 17.8	11.29
CRE – Investor	455.4	9.0	1.98
CRE – Owner Occupied	334.1	1.9	0.57
Residential RE	176.8	9.3	5.25
Commercial & Industrial	688.4	5.1	0.74
Consumer & Other	13.4	-	-
Covered Loans	180.3	-	-
Total	$ 2,006.5	$ 43.1	2.15%

Cumulative Losses For 42 months ended June 30, 2011


Consumer & Other, 0.1%
Commercial & Industrial, 14.1%
Commercial RE - Owner Occupied, 1.6%
Commercial RE - Investor Owned, 32.1%
Construction/ LAD, 39.1%
Residential RE, 13.0%

- 5.3% of 12/31/07 loan portfolio balances (originally reported)

GROWTH TRENDS & OPPORTUNITIES

- 26% loan growth in C&I from Q2 2010 to Q2 2011
- 32% core deposit growth from Q2 2010 to Q2 2011
- 75% increase in net interest income from Q2 2010 to Q2 2011
- 119% increase in PTPP earnings from Q2 2010 to Q2 2011
- 3 FDIC assisted transactions in Arizona in last 18 months
- Opportunities to gain market share in all 3 markets in 2011/2012

TCE/TA RECONCILIATION

Below is a reconciliation of shareholders' equity to tangible common equity and total assets to tangible assets:

Dollars in Millions	June 30, 2011
Shareholders' Equity	$ 237.0
Less: Preferred Stock	(32.9)
Less: Goodwill	(3.9)
Less: Intangible Assets	(1.8)
Tangible Common Equity	$ 198.4
Total Assets	$ 2,935.4
Less: Goodwill	(3.9)
Less: Intangible Assets	(1.8)
Tangible Assets	$ 2,929.7
Tangible Common Equity to Tangible Assets	6.77%

PTPP RECONCILIATION

Below is a reconciliation of pre-tax income from continuing operations to pre-tax, pre-provision ("PTPP") operating earnings.

	2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011
Pre-tax Income from continuing operations	$ 0.5	$ 7.2	$8.3	$10.6	$15.0
Sales & Fair Value writedowns on Other Real Estate	0.7	1.6	2.7	-	2.1
Sale of Securities	(0.5)	(0.1)	(0.8)	(0.1)	(0.5)
Provision for Loan Losses	9.0	7.7	3.4	3.6	4.6
PTPP Operating Earnings	$ 9.7	$16.4	$13.6	$14.1	$21.2

Q & A

ENTERPRISE FINANCIAL